UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2009
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DIVERSIFIED RESTAURANT HOLDINGS, INC.
(Name of small business in its charter)

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Nevada	333-145316	20-5621294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21751 W. Eleven Mile Road Suite 208 Southfield, MI 48076
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01  Changes In Registrant’s Certifying Accountant

This form 8-K/A amends the Form 8-K filed by Diversified Restaurant Holdings, Inc. (the "Company") on April 24, 2009, with a reporting date of April 24, 2009, by filing the letter just received by the Company, in accordance with the requirement of item 304 of Regulation S-K.

In accordance with the requirement of Item 304(a)(3) of Regulation S-K, the Company furnished its previous certifying accountants with a copy of its current report on Form 8-K announcing a change in its certifying accountant and stating that there was no disagreement with the previous certifying accountant on any matter of accounting principal or practices, financial statement disclosure or auditing scope or procedure. The previous certifying accountants have now submitted a letter to the Commission acknowledging these facts and a copy of that letter is attached hereto as an Exhibit.

Item 9.01  Financial Statements and Exhibits

(a)

Exhibits

16.1

Letter regarding change in certifying accountant.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.
Dated: May 3, 2009	By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

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